UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 14, 2007


                           LEVCOR INTERNATIONAL, INC.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                  0-50186                  06-0842701
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(State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)


1065 Avenue of the Americas, 28th Floor, New York, NY            10018
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 354-8500


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On May 14, 2007 Edward F. Cooke resigned in his capacity as President of Blumenthal Lansing Company LLC, a subsidiary of Levcor International, Inc. (the "Company"), as Chief Financial Officer of the Company and as member of the Board of Directors of the Company, all effective on May 31, 2007.

         The Company announced on May 14, 2007, that Pramila Devi Shaheed, 53, will become the Chief Financial Officer of the Company, effective May 31, 2007. Ms. Shaheed began her affiliation with the Company in September 2000 as Controller of Westwater Industries, Inc., a subsidiary of Carlyle Industries, Inc. ("Carlyle"), which the Company acquired by merger in 2003. In May 2004, Ms. Shaheed became the Corporate Controller of the Company. There currently is no change in the compensation arrangement between Ms. Shaheed and the Company.


ITEM 9.01.  Financial Statements and Exhibits

Exhibits

99.1     Press Release dated May 14, 2007




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

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LEVCOR INTERNATIONAL, INC.


                                       By: /s/ ROBERT A. LEVINSON
                                           -------------------------------------
                                           Name:    Robert A. Levinson
                                           Title:   Chairman, President and
                                                    Chief Executive Officer

May 18, 2007


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